SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2006

CHINA VOIP & DIGITAL TELECOM INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

       333-131017                                              98-0509797

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(Commission File Number)                       (IRS Employer Identification No.)

2470 St.Rose Pkwy, Suite 304, Henderson, NV, 89074

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(Address of Principal Executive Offices)     (Zip Code)

(506)872-4033

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(Registrant's Telephone Number, Including Area Code)

Crawford Lake Mining Inc.

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act

    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act

    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

    Act (17 CFR240.13e-4(c))

ITEM 4.01

Changes in Registrant’s Certifying Accountant.

On December 1, 2006, China VoIP & Digital Telecom Inc. (the “Registrant”) has changed its principal independent accountants.  As discussed below, on December 5, 2006, Davis Accounting Group P.C. ceased serving as the Registrant’s principal independent accountants, and on December 5, 2006 the Registrant retained Kabani & Company, Inc. as its new principal independent accountants.

The Termination of Davis Accounting Group P.C.

On December 1, 2006, Davis Accounting Group P.C.’s engagement as the Registrant’s principal independent accountants was mutually terminated.  Such termination was recommended and approved by the Registrant’s Board of Directors.

The reports of Davis Accounting Group P.C. on the financial statements for the year ended April 30, 2006 contained no adverse opinion.  In addition, during the Registrant’s fiscal year ended April 30, 2006 and through December 1, 2006 there were no disagreements with Davis Accounting Group P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Davis Accounting Group P.C., would have caused it to make reference to the subject matter of the disagreements in connection with its reports.  No reportable events as set forth in Item 304 (a)(1)(iv)(B) of Regulation S-B occurred within the Registrant’s fiscal year ended April 30, 2006 or through December 1, 2006.

The Registrant has provided Davis Accounting Group P.C. with a copy of this disclosure and has requested that Davis Accounting Group P.C. furnish it with a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Davis Accounting Group P.C. addressed to the SEC dated December 1, 2006 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

We engaged Kabani & Company, Inc. (“Kabani”), as our new independent accountant on December 5, 2006. We did not consult with Kabani prior to the date of engagement regarding the application of accounting principles, the type of audit opinion that might be rendered by it any other similar matter.  The decision to retain Kabani & Company, Inc. was recommended and approved by the Registrant’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China VoIP & Digital Telecom Inc.

a Nevada corporation

            By:/s/ Li Kunwu

                                             Li Kunwu, President

DATED:  December 12, 2006

Exhibit 16.1

DAVIS ACCOUNTING GROUP, P.C.

A Certified Public Accounting Firm

1957 West Royal Hunte Drive, Suite 150, Cedar City, Utah 84720

(435) 865-2808  •  FAX (435) 865-2821

_________________________________________________________________________

Securities and Exchange Commission

450 – Fifth Street N.W.

Washington, D.C. 20549

Gentlemen:

Davis Accounting Group P.C. is the former independent registered accountant of China VoIP & Digital Telecom Inc. (the “Company” and formerly Crawford Lake Mining Inc.).  We have read the Company’s Current Report on Form 8-K dated December 8, 2006, and are in agreement with the contents of Item 4.01, paragraphs one through four.  For the remainder of the Current Report on Form 8-K, we have no basis to agree or disagree with other statements of the Company contained therein.

Respectfully submitted,

/s/ Davis Accounting Group P.C.

Cedar City, Utah,

December 8, 2006